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                                                                   EXHIBIT 10.24

                          MOLECULAR DEVICES CORPORATION
                 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

             ADOPTED BY THE BOARD OF DIRECTORS ON SEPTEMBER 13, 1995
                APPROVED BY THE STOCKHOLDERS ON DECEMBER 12, 1995
              AMENDED BY THE BOARD OF DIRECTORS ON JANUARY 29, 1999
                  APPROVED BY THE STOCKHOLDERS ON MAY 20, 1999
               AMENDED BY THE BOARD OF DIRECTORS ON JULY 29, 2004

1. PURPOSE.

      (a) The purpose of the 1995 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of MOLECULAR DEVICES CORPORATION (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

      (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

      (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2. ADMINISTRATION.

      (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

      (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. If the Committee is delegated authority to amend or fix the timing or terms of options granted under the Plan, then the composition of the Committee shall comply with the requirements for exemption of option grants from the application of Section 16 of the Securities Exchange Act of 1934, or the terms of such options shall be such as to qualify such options for such exemption. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

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3. SHARES SUBJECT TO THE PLAN.

      (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate three hundred forty-seven thousand five hundred (347,500) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4. ELIGIBILITY.

      (a) Options shall be granted only to Non-Employee Directors of the Company.

5. NON-DISCRETIONARY GRANTS.

      (a) Upon the date of the initial approval of the Plan by the Board (the "Adoption Date"), each person who is then a Non-Employee Director automatically shall be granted an option to purchase sixteen thousand five hundred (16,500) shares of common stock of the Company on the terms and conditions set forth herein.

      (b) Each person who is, after the Adoption Date, elected for the first time to be a Non-Employee Director automatically shall, upon the date of his initial election to be a Non-Employee Director by the Board or shareholders of the Company, be granted an option to purchase ten thousand (10,000) shares of common stock of the Company on the terms and conditions set forth herein.

      (c) Following the Adoption Date, each Non-Employee Director shall automatically be granted an additional Option to purchase four thousand (4,000) shares of common stock of the Company on the terms and conditions set forth herein immediately following each annual meeting of stockholders.

      (d) Notwithstanding anything to the contrary set forth in this Section 5, each Non-Employee Director who received a stock option grant pursuant to this Plan in September 1998 (a "September 1998 Grant") shall not be entitled to future grants under this Plan until the September 1998 Grant shall have fully vested. On the date that the September 1998 Grant shall have fully vested, such Non-Employee Director shall be treated as having been initially elected to be a Non-Employee Director on such date and receive the stock option referenced in
Section 5(b) and, thereafter, shall be eligible to receive the stock options referenced in Section 5(c).

6. OPTION PROVISIONS.

      Each option shall be subject to the following terms and conditions:

      (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the

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date of grant. If the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of all such service; provided, however, that if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable on the date of termination of such all service under the provisions of subparagraph 6(e).

      (b) Subject to subparagraph 4(b), the exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

      (c) Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares; but when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

            (i) Payment of the exercise price per share in cash at the time of exercise; or

            (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

            (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

      Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

      (d) An option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a domestic relations order satisfying the requirements of Rule 16a-12 under the Securities Exchange Act of 1934 (a "DRO") and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to a DRO. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the

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Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

      (e) The option shall become exercisable in installments over a period of four years from the date of grant in equal annual installments commencing on the date one year after the date of grant of the option, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment. For purposes of vesting under this subparagraph 6(e), attendance at no less than two-thirds (2/3) of the Board meetings occurring during an installment period is required in order for an optionee serving as a Non-Employee Director to vest for such installment; failure to satisfy this requirement during any particular installment period shall result in an abatement of the vesting of the option during the applicable installment period and the aggregate vesting period of such option shall be increased by one additional year.

      (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

      (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7. COVENANTS OF THE COMPANY.

      (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the

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lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8. USE OF PROCEEDS FROM STOCK.

      Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9. MISCELLANEOUS.

      (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

      (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

      (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

      (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

            (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reporting in the Wall Street Journal or such other source as the Board deems reliable;

            (ii) If the common stock is quoted on the Nasdaq System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

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            (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

10. ADJUSTMENTS UPON CHANGES IN STOCK.

      (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

      (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (3) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the time during which options outstanding under the Plan may be exercised shall be accelerated and the options terminated if not exercised prior to such event.

11. AMENDMENT OF THE PLAN.

      (a) The Board at any time, and from time to time, may amend the Plan, provided, however, that except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

            (i) Increase the number of shares which may be issued under the Plan;

            (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or

            (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Nasdaq or any securities exchange on which the Company desires prices for its common stock to be quoted.

      (b) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12. TERMINATION OR SUSPENSION OF THE PLAN.

      (a) The Board may suspend or terminate the Plan at any time. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

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      (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

      (c) The Plan shall terminate upon the occurrence of any of the events described in subparagraph 10(b) above.

13. PRIOR STOCKHOLDER APPROVAL OF OPTION REPRICINGS. Notwithstanding anything to the contrary herein, the Board shall not, without first obtaining the approval of the stockholders of the Company, (i) reduce the exercise price of any outstanding option under the Plan, (ii) cancel any outstanding option under the Plan and replace it with an option with a lower exercise price, (iii) accept any outstanding option in exchange for a new option with a lower exercise price, or
(iv) take any other action that is treated as a "repricing" under generally accepted accounting principles.

14. EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

      (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the stockholders of the Company.

      (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 14(a) above has been met.

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